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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 8, 2004
                                                           -------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                           1-8769                     31-4362899
---------------                  ----------------            ------------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 8, 2004, R. G. Barry Corporation (the "Company") issued a news release announcing that the New York Stock Exchange will suspend trading in the Company's shares prior to the market opening on June 14, 2004, and will apply to the Securities and Exchange Commission to delist the Company's shares. A copy of the news release is attached as Exhibit 99 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)      Exhibits.

                  Exhibit No.        Description
                  -----------        -----------

                      99 News Release issued by R. G. Barry Corporation on June 8, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         R. G. BARRY CORPORATION



Dated: June 8, 2004                      By: /s/ Daniel D. Viren
                                             ----------------------------------
                                             Daniel D. Viren
                                             Senior Vice President - Finance,
                                             Chief Financial Officer,
                                             Secretary and Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated June 8, 2004

                             R. G. Barry Corporation


Exhibit No.             Description
-----------             -----------

    99                  News Release issued by R. G. Barry Corporation on
                        June 8, 2004



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